UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2017

Titan Energy, LLC

(Exact name of registrant specified in its charter)

Delaware	001-35317	90-0812516
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Houston Street, Suite 300

Fort Worth, TX 76102

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: 800-251-0171

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On June 12, 2017, ARP Rangely Production, LLC, a wholly owned subsidiary of Titan Energy, LLC (the “Company”), entered into a purchase and sale agreement with MMGJ Colorado, LLC, an affiliate of Merit Energy Company, LLC (the “Agreement”). Pursuant to the Agreement, the Company agreed to sell its 25% interest in the Rangely Field, a CO2 flood located in Rio Blanco County, Colorado and operated by Chevron, as well as its 22% interest in Raven Ridge Pipeline, a CO2 transportation line, and surrounding acreage in Rio Blanco and Moffat Counties, Colorado (collectively, the “Rangely Assets”). The Agreement provided for aggregate consideration of $105 million. On August 7, 2017, the Company completed the sale of the Rangely Assets for net cash proceeds of $103.5 million, after giving effect to customary preliminary purchase price adjustments.

The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet of the Company as of March 31, 2017, and the related pro forma consolidated statements of operations for the three months ended March 31, 2017 and the years ended December 31, 2016, 2015 and 2014 are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

(d) Exhibits

Exhibit Number	Description

2.1	Purchase and Sale Agreement by and between ARP Rangely Production, LLC and MMGJ Colorado, LLC, dated June 12, 2017.*

99.1	Unaudited pro forma financial information.

*	The registrant has omitted certain immaterial schedules and exhibits to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). The registrant will furnish a copy of any of the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2017	TITAN ENERGY, LLC

	By:	/s/ Jeffrey M. Slotterback
		Name:	Jeffrey M. Slotterback
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Purchase and Sale Agreement by and between ARP Rangely Production, LLC and MMGJ Colorado, LLC, dated June 12, 2017.*

99.1	Unaudited pro forma financial information.

*	The registrant has omitted certain immaterial schedules and exhibits to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). The registrant will furnish a copy of any of the omitted schedules and exhibits to the Securities and Exchange Commission upon request.